                                                                    EXHIBIT 10.1

                SIXTH AMENDMENT TO CREDIT AND SECURITY AGREEMENT
                             AND WAIVER OF DEFAULTS

      This Amendment, dated as of December 8, 2004, is made by and between METRETEK, INCORPORATED, a Florida corporation (the "Borrower"), and WELLS FARGO BUSINESS CREDIT, INC., a Minnesota corporation (the "Lender").

                                    RECITALS

      The Borrower and the Lender are parties to a Credit and Security Agreement dated as of September 6, 2002, as amended by (i) a First Amendment to Credit and Security Agreement and Waiver of Defaults dated as of March 26, 2003; (ii) a Second Amendment to Credit and Security Agreement dated as of September 24, 2003; (iii) a Third Amendment to Credit and Security Agreement dated as of November 13, 2003; (iv) a Fourth Amendment to Credit and Security Agreement and Waiver of Defaults dated as of March 24, 2004; and (v) a Fifth Amendment to Credit and Security Agreement and Waiver of Defaults dated as of June 3, 2004 (as so amended, the "Credit Agreement"). Capitalized terms used in these recitals have the meanings given to them in the Credit Agreement unless otherwise specified.

      The Borrower has requested that certain amendments be made to the Credit Agreement, which the Lender is willing to make pursuant to the terms and conditions set forth herein.

      NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, it is agreed as follows:

      1. Defined Terms. Capitalized terms used in this Amendment which are defined in the Credit Agreement shall have the same meanings as defined therein, unless otherwise defined herein. In addition, Section 1.1 of the Credit Agreement is amended by adding or amending, as the case may be, the following definitions:

      "Maximum Line" means $3,260,000 unless said amount is reduced pursuant to
Section 2.12, in which event it means such lower amount.

      2. Section 6.2(a). Section 6.2(a) of the Credit Agreement is amended and restated in its entirety to read as follows:

            "(a) MINIMUM TANGIBLE NET WORTH. The Borrower will maintain, during each period described below, its Tangible Net Worth, less (i) software development and (ii) intercompany indebtedness owing from all Corporate Guarantors to Borrower, determined as at the end of each month, at an amount not less than the amount set forth opposite such period (numbers appearing between "< >" are negative):

      Period                                    Minimum Tangible Net Worth
      ------                                    --------------------------
December 31, 2004                                       $280,000
 January 31, 2005                                       $280,000

        February 28, 2005                                   $280,000
         March 31, 2005                                     $286,000
         April 30, 2005                                     $286,000
          May 31, 2005                                      $286,000
          June 30, 2005                                     $292,000
          July 31, 2005                                     $292,000
         August 31, 2005                                    $306,000
       September 30, 2005                                   $306,000
        October 31, 2005                                    $306,000
        November 30, 2005                                   $306,000
December 31, 2005 and thereafter                            $306,000 "

      3. Section 6.2(b). Section 6.2(b) of the Credit Agreement is amended and restated in its entirety to read as follows:

            "(b) MINIMUM NET INCOME. The Borrower will achieve during each period described below, its Net Income, of not less than the amount set forth opposite such period (numbers appearing between "< >" are negative):

               Period                                      Minimum Net Income
               ------                                      ------------------
Twelve months ended December 31, 2004                         <$5,250,000>
  Three months ended March 31, 2005                            $   22,000
   Six months ended June 30, 2005                              $   45,000
Nine months ended September 30, 2005                           $  102,000
Twelve months ended December 31, 2005                          $  212,000 "

      4. Section 6.2(c). Section 6.2(c) of the Credit Agreement is amended and restated in its entirety to read as follows:

            "(c) CAPITAL EXPENDITURES. The Borrower will not incur or contract to incur Capital Expenditures of more than $50,000 in the aggregate during the fiscal year ending December 31, 2005."

      5. Section 6.27. Section 6.27 of the Credit Agreement is amended and restated in its entirety to read as follows:

            "Section 6.27 Advances to Corporate Guarantors. The Borrower will not make any advances to any Corporate Guarantor. Repayments to Corporate Guarantors on existing advances (including, without limitation, payments on subordinated debt or subordinated debt converted into equity) shall not exceed 75% of fiscal year-to-date Net Income. Repayments to Corporate Guarantors on existing advances shall not be made if the Borrower is in default of any financial covenant, or if such repayment would result in a default of any financial covenant."

      6. Exhibit A. Exhibit A of the Credit Agreement is amended and restated in its entirety and replaced with Exhibit A attached hereto.

      7. Exhibit B. Exhibit B of the Credit Agreement is amended and restated in its entirety and replaced with Exhibit B attached hereto.

      8. No Other Changes. Except as explicitly amended by this Amendment, all of the terms and conditions of the Credit Agreement shall remain in full force and effect and shall apply to any advance or letter of credit thereunder.

      9. Waiver of Defaults. The Borrower is in default under Section 6.2(a) Minimum Tangible Net Worth and Section 6.2(b) Minimum Net Income of the Credit Agreement as of November 30, 2004 (collectively, the "Existing Defaults"). Upon the terms and subject to the conditions set forth in this Amendment, the Lender hereby waives the Existing Defaults. This waiver shall be effective only in this specific instance and for the specific purpose for which it is given, and this waiver shall not entitle the Borrower to any other or further waiver in any similar or other circumstances.

      10. Accommodation Fee. The Borrower shall pay the Lender, upon demand by the Lender, a fully earned, non-refundable fee in the amount of $2,000 in consideration of the Lender's execution and delivery of this Amendment.

      11. Conditions Precedent. This Amendment, and the waiver set forth in Paragraph 9 hereof, shall be effective when the Lender shall have received an executed original hereof, together with each of the following, each in substance and form acceptable to the Lender in its sole discretion:

            (a) The Revolving Note, properly executed by the Borrower.

            (b) The Acknowledgment and Agreement of Guarantors and the Acknowledgment and Agreement of Subordinated Creditor set forth at the end of this Amendment, duly executed by each Guarantor and Subordinated Creditor.

            (c) Such other matters as the Lender may require.

      12. Representations and Warranties. The Borrower hereby represents and warrants to the Lender as follows:

            (a) The Borrower has all requisite power and authority to execute this Amendment and the Revolving Note and to perform all of its obligations thereunder, and this Amendment and the Revolving Note have been duly executed and delivered by the Borrower and constitute the legal, valid and binding obligations of the Borrower, enforceable in accordance with their terms.

            (b) The execution, delivery and performance by the Borrower of this Amendment and the Revolving Note has been duly authorized by all necessary corporate action and does not (i) require any authorization, consent or approval by any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, (ii) violate any provision of any law, rule or regulation or of any order, writ, injunction or decree presently in effect, having applicability to the Borrower, or the articles of incorporation or by-laws of the Borrower, or (iii) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which the Borrower is a party or by which it or its properties may be bound or affected.

            (c) All of the representations and warranties contained in Article V of the Credit Agreement are correct on and as of the date hereof as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date.

      13. References. All references in the Credit Agreement to "this Agreement" shall be deemed to refer to the Credit Agreement as amended hereby; and any and all references in the Security Documents to the Credit Agreement shall be deemed to refer to the Credit Agreement as amended hereby.

      14. No Other Waiver. Except as set forth in Paragraph 9 hereof, the execution of this Amendment and acceptance of any documents related hereto shall not be deemed to be a waiver of any Default or Event of Default under the Credit Agreement or breach, default or event of default under any Security Document or other document held by the Lender, whether or not known to the Lender and whether or not existing on the date of this Amendment.

      15. Release. The Borrower, and each Guarantor by signing the Acknowledgment and Agreement of Guarantors set forth below, and the Subordinated Creditor by signing the Acknowledgment and Agreement of Subordinated Creditor set forth below, each hereby absolutely and unconditionally releases and forever discharges the Lender, and any and all participants, parent corporations, subsidiary corporations, affiliated corporations, insurers, indemnitors, successors and assigns thereof, together with all of the present and former directors, officers, agents and employees of any of the foregoing, from any and all claims, demands or causes of action of any kind, nature or description, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, which the Borrower or such Guarantor or such Subordinated Creditor has had, now has or has made claim to have against any such person for or by reason of any act, omission, matter, cause or thing whatsoever arising from the beginning of time to and including the date of this Amendment, whether such claims, demands and causes of action are matured or unmatured or known or unknown.

      16. Costs and Expenses. The Borrower hereby reaffirms its agreement under the Credit Agreement to pay or reimburse the Lender on demand for all costs and expenses incurred by the Lender in connection with the Loan Documents, including without limitation all reasonable fees and disbursements of legal counsel. Without limiting the generality of the foregoing, the Borrower specifically agrees to pay all fees and disbursements of counsel to the Lender for the services performed by such counsel in connection with the preparation of this Amendment and the documents and instruments incidental hereto. The Borrower hereby agrees that the Lender may, at any time or from time to time in its sole discretion and without further authorization by the Borrower, make a loan to the Borrower under the Credit Agreement, or apply the proceeds of any loan, for the purpose of paying any such fees, disbursements, costs and expenses and the fee required under Paragraph 10 hereof.

      17. Miscellaneous. This Amendment and the Acknowledgment and Agreement of Guarantors and the Acknowledgment and Agreement of Subordinated Creditor may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and all of which counterparts, taken together, shall constitute one and the same instrument.

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

WELLS FARGO BUSINESS CREDIT, INC.             METRETEK, INCORPORATED

By:   /s/ Patti Scudder                       By:   /s/ Gary J. Zuiderveen
      ---------------------------                   ----------------------------
Name: Patti Scudder                           Name: Gary J. Zuiderveen
Its:  Commercial Banking Officer              Its:  Secretary

                                      Exhibit A to Credit and Security Agreement

                       AMENDED AND RESTATED REVOLVING NOTE

$3,260,000                                                      Denver, Colorado
                                                                December 8, 2004

      For value received, the undersigned, METRETEK, INCORPORATED, a Florida corporation (the "Borrower"), hereby promises to pay on the Termination Date under the Credit Agreement (defined below), to the order of WELLS FARGO BUSINESS CREDIT, INC., a Minnesota corporation (the "Lender"), at its main office in Denver, Colorado, or at any other place designated at any time by the holder hereof, in lawful money of the United States of America and in immediately available funds, the principal sum of Three Million Two Hundred Sixty Thousand Dollars ($3,260,000) or, if less, the aggregate unpaid principal amount of all Revolving Advances made by the Lender to the Borrower under the Credit Agreement (defined below) together with interest on the principal amount hereunder remaining unpaid from time to time, computed on the basis of the actual number of days elapsed and a 360-day year, from the date hereof until this Note is fully paid at the rate from time to time in effect under the Credit and Security Agreement dated as of September 6, 2002 (as amended, supplemented or restated from time to time, the "Credit Agreement") by and between the Lender and the Borrower. The principal hereof and interest accruing thereon shall be due and payable as provided in the Credit Agreement. This Note may be prepaid only in accordance with the Credit Agreement.

      This Note has been executed and delivered in substitution for and not in repayment of (i) the Revolving Note of the Borrower dated September 6, 2002 and
(ii) the Amended and Restated Revolving Note of the Borrower dated September 24, 2003, and is issued pursuant, and is subject, to the Credit Agreement, which provides, among other things, for acceleration hereof. This Note is the Revolving Note referred to in the Credit Agreement. This Note is secured, among other things, pursuant to the Credit Agreement and the Security Documents as therein defined, and may now or hereafter be secured by one or more other security agreements, mortgages, deeds of trust, assignments or other instruments or agreements.

      The Borrower shall pay all costs of collection, including reasonable attorneys' fees and legal expenses if this Note is not paid when due, whether or not legal proceedings are commenced.

      Presentment or other demand for payment, notice of dishonor and protest are expressly waived.

                                                    METRETEK, INCORPORATED

                                                    By:_________________________
                                                        Gary J. Zuiderveen
                                                        Secretary

                                      Exhibit B to Credit and Security Agreement

                             COMPLIANCE CERTIFICATE

To:        Wells Fargo Business Credit, Inc.
Date:      __________________, 200___
Subject:   Financial Statements

      In accordance with our Credit and Security Agreement dated as of September 6, 2002, as amended by (i) a First Amendment to Credit and Security Agreement and Waiver of Defaults dated as of March 26, 2003; (ii) a Second Amendment to Credit and Security Agreement dated as of September 24, 2003; (iii) a Third Amendment to Credit and Security Agreement dated as of November 13, 2003; (iv) a Fourth Amendment to Credit and Security Agreement and Waiver of Defaults dated as of March 24, 2004; (v) a Fifth Amendment to Credit and Security Agreement and Waiver of Defaults dated as of June 3, 2004; and (vi) a Sixth Amendment to Credit and Security Agreement and Waiver of Defaults dated as of December 8, 2004 (as so amended, the "Credit Agreement"), attached are the financial statements of Metretek, Incorporated (the "Borrower") as of and for ________________, 200__ (the "Reporting Date") and the year-to-date period then ended (the "Current Financials"). All terms used in this certificate have the meanings given in the Credit Agreement.

      I certify that the Current Financials have been prepared in accordance with GAAP, subject to year-end audit adjustments, and fairly present the Borrower's financial condition as of the date thereof.

      Events of Default. (Check one):

      [ ] The undersigned does not have knowledge of the occurrence of a Default or Event of Default under the Credit Agreement except as previously reported in writing to the Lender.

      [ ] The undersigned has knowledge of the occurrence of a Default or Event of Default under the Credit Agreement not previously reported in writing to the Lender and attached hereto is a statement of the facts with respect to thereto. The Borrower acknowledges that pursuant to Section 2.8(c) of the Credit Agreement, the Lender may impose the Default Rate at any time during the resulting Default Period.

      Financial Covenants. I further hereby certify as follows:

      1. MINIMUM TANGIBLE NET WORTH. Pursuant to Section 6.2(a) of the Credit Agreement, as of the Reporting Date the Borrower's Tangible Net Worth, less (i) software development and (ii) intercompany indebtedness owing from all Corporate Guarantors to Borrower, was $____________ which [ ] satisfies [ ] does not satisfy the requirement that such amount be not less than $_____________ on the Reporting Date as set forth in the table below (numbers appearing between "< >" are negative):

             Period                                    Minimum Tangible Net Worth
             ------                                    --------------------------
        December 31, 2004                                       $280,000
        January 31, 2005                                        $280,000
        February 28, 2005                                       $280,000
         March 31, 2005                                         $286,000
         April 30, 2005                                         $286,000
          May 31, 2005                                          $286,000
          June 30, 2005                                         $292,000
          July 31, 2005                                         $292,000
         August 31, 2005                                        $306,000
       September 30, 2005                                       $306,000
        October 31, 2005                                        $306,000
        November 30, 2005                                       $306,000
December 31, 2005 and thereafter                                $306,000 "

      2. MINIMUM NET INCOME. Pursuant to Section 6.2(b) of the Credit Agreement, the Borrower's Net Income for the ________ period ending on the Reporting Date, was $____________, which [ ] satisfies [ ] does not satisfy the requirement that such amount be not less than $_____________ during such period as set forth in the table below (numbers appearing between "< >" are negative):

               Period                                       Minimum Net Income
               ------                                       ------------------
Twelve months ended December 31, 2004                          <$5,250,000>
  Three months ended March 31, 2005                             $   22,000
   Six months ended June 30, 2005                               $   45,000
Nine months ended September 30, 2005                            $  102,000
Twelve months ended December 31, 2005                           $  212,000 "

      3. CAPITAL EXPENDITURES. Pursuant to Section 6.2(c) of the Credit Agreement, for the year-to-date period ending on the Reporting Date, the Borrower has expended or contracted to expend during the fiscal year ended December 31, 2005, for Capital Expenditures, $__________________ in the aggregate, which [ ] satisfies [ ] does not satisfy the requirement that such expenditures not exceed $50,000 in the aggregate during such year.

      4. SALARIES. As of the Reporting Date, the Borrower [ ] is [ ] is not in compliance with Section 6.8 of the Credit Agreement concerning salaries.

      5. ADVANCES TO CORPORATE GUARANTORS. Pursuant to Section 6.27 of the Credit Agreement, for the year-to-date period ending on the Reporting Date, the Borrower has repaid Corporate Guarantors on existing advances, during the fiscal year ended December 31, 2005,

$_________________ in the aggregate, which [ ] satisfies [ ] does not satisfy the requirement that such advances not exceed 75% of fiscal year-to-date Net Income during such year.

      Attached hereto are all relevant facts in reasonable detail to evidence, and the computations of the financial covenants referred to above. These computations were made in accordance with GAAP.

                                         By:___________________________________

                                               Its Chief Financial Officer

                   ACKNOWLEDGMENT AND AGREEMENT OF GUARANTORS

      The undersigned, each a guarantor of the indebtedness of Metretek, Incorporated (the "Borrower") to Wells Fargo Business Credit, Inc. (the "Lender") pursuant to a separate Guaranty dated as of September 6, 2002 (the "Guaranty"), each hereby (i) acknowledges receipt of the foregoing Amendment;
(ii) consents to the terms (including without limitation the release set forth in Paragraph 15 of the Amendment) and execution thereof; (iii) reaffirms its obligations to the Lender pursuant to the terms of its Guaranty; and (iv) acknowledges that the Lender may amend, restate, extend, renew or otherwise modify the Credit Agreement and any indebtedness or agreement of the Borrower, or enter into any agreement or extend additional or other credit accommodations, without notifying or obtaining the consent of the undersigned and without impairing the liability of the undersigned under its Guaranty for all of the Borrower's present and future indebtedness to the Lender.

METRETEK CONTRACT MANUFACTURING                 METRETEK TECHNOLOGIES, INC.
COMPANY, INC.

By:   /s/ Gary J. Zuiderveen                    By:   /s/ Gary J. Zuiderveen
      ------------------------                        --------------------------
Name: Gary J. Zuiderveen                        Name: Gary J. Zuiderveen
Its:  Secretary                                 Its:  Secretary

POWERSECURE, INC.                               SOUTHERN FLOW COMPANIES, INC.

By:   /s/ Gary J. Zuiderveen                    By:   /s/ Gary J. Zuiderveen
      ------------------------                  --------------------------------
Name: Gary J. Zuiderveen                        Name: Gary J. Zuiderveen
Its:  Secretary                                 Its:  Secretary

              ACKNOWLEDGMENT AND AGREEMENT OF SUBORDINATED CREDITOR

      The undersigned, a subordinated creditor of Metretek, Incorporated (the "Borrower") to Wells Fargo Business Credit, Inc. (the "Lender") pursuant to a Subordination Agreement dated as of September 6, 2002 (the "Subordination Agreement"), hereby (i) acknowledges receipt of the foregoing Amendment; (ii) consents to the terms (including without limitation the release set forth in Paragraph 15 of the Amendment) and execution thereof; (iii) reaffirms its obligations to the Lender pursuant to the terms of its Subordination Agreement; and (iv) acknowledges that the Lender may amend, restate, extend, renew or otherwise modify the Loan Documents and any indebtedness or agreement of the Borrower, or enter into any agreement or extend additional or other credit accommodations, without notifying or obtaining the consent of the undersigned and without impairing the obligations of the undersigned under its Subordination Agreement.

                                                METRETEK TECHNOLOGIES, INC.

                                                By:   /s/ Gary J. Zuiderveen
                                                      --------------------------
                                                Name: Gary J. Zuiderveen
                                                Its:  Secretary